UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
July 27, 2006
Date of Report (Date of earliest event reported):
Lifeway Foods, Inc.
(Exact name of registrant as specified in its charter)

ILLINOIS	0-17363	36-3442829

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

6431 West Oakton St. Morton Grove, IL		60053

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 967-1010
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Section 2 – Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
     On August 9, 2006 Lifeway Foods, Inc., an Illinois corporation (the “Company”), filed a Form 8-K to report that on July 27, 2006, the Company, George Economy, Amani Holdings, LLC, the other stockholders of Helios Nutrition Ltd. (“Helios”), its top competitor in the kefir market, and Pride of Main Street Dairy, L.L.C. entered into a stock purchase agreement (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, the Company acquired Helios. The total purchase price of the transaction was $8 million. Specifically, the terms included $2.5 million in cash, $4.2 million in debt to be paid off quarterly over four years, and $1.3 million worth of the Company’s treasury shares, which are equivalent to approximately 202,000 shares. These shares have several substantial selling restrictions over the course of the next year. Lifeway retained approximately 380,000 treasury shares.
     The Company had reported in the original Form 8-K that it would file the financial statements and pro forma financial statements of Helios Nutrition, Ltd. required by Item 9.01 of Form 8-K by October 19, 2006. This Form 8-K/A is being filed to amend the original Form 8-K to (i) to report that the Company is filing such financial statements and pro forma financial statements on October 19, 2006, the date that such financial statements are due for filing under Item 9.01(a)(4) of Form 8-K, and (ii) to include such financial statements and pro forma financial statements. No other change is effected by this Form 8-K/A.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
     Helios Nutrition, Ltd.’s audited financial statements as of December 31, 2005 and unaudited financial statements as of June 30, 2006 for Helios Nutrition Ltd. is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
     (b) Pro Forma Financial Information
     Helios Nutrition, Ltd.’s unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005 is attached hereto as Exhibit 99.5 and incorporated herein by reference.
     (c) Exhibits
          The following exhibits are furnished as part of this report:
99.1	Press Release of Lifeway Foods, Inc., dated July 31, 2006, incorporated by reference from the Registrant’s Current Report on form 8-K dated July 27, 2006, which was filed on August 9, 2006 (Commission File No. 000-17363).

99.2	Stock Purchase Agreement dated as of July 27, 2006, by and among Lifeway Foods, Inc., George Economy, Amani Holdings, LLC, the other shareholders of Helios Nutrition, Ltd. and Pride of Main Street Dairy, L.L.C., incorporated by reference from the Registrant’s Current Report on form 8-K dated July 27, 2006, which was filed on August 9, 2006 (Commission File No. 000-17363).

99.3	Form of Promissory Note, dated August 3, 2006 in favor of Amani Holdings, LLC, incorporated by reference from the Registrant’s Current Report on form 8-K dated July 27, 2006, which was filed on August 9, 2006 (Commission File No. 000-17363).

99.4	Audited financial statements as of December 31, 2005 and unaudited financial statements as of June 30, 2006 for Helios Nutrition Ltd.

99.5	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 19, 2006

LIFEWAY FOODS, INC.

By: /s/ Julie Smolyansky

Julie Smolyansky Chief Executive Officer, President, and Director

EXHIBIT INDEX
99.1	Press Release of Lifeway Foods, Inc., dated July 31, 2006, incorporated by reference from the Registrant’s Current Report on form 8-K dated July 27, 2006, which was filed on August 9, 2006 (Commission File No. 000-17363).

99.2	Stock Purchase Agreement dated as of July 27, 2006, by and among Lifeway Foods, Inc., George Economy, Amani Holdings, LLC, the other shareholders of Helios Nutrition, Ltd. and Pride of Main Street Dairy, L.L.C., incorporated by reference from the Registrant’s Current Report on form 8-K dated July 27, 2006, which was filed on August 9, 2006 (Commission File No. 000-17363).

99.3	Form of Promissory Note, dated August 3, 2006 in favor of Amani Holdings, LLC, incorporated by reference from the Registrant’s Current Report on form 8-K dated July 27, 2006, which was filed on August 9, 2006 (Commission File No. 000-17363).

99.4	Audited financial statements as of December 31, 2005 and unaudited financial statements as of June 30, 2006 for Helios Nutrition Ltd.

99.5	Unaudited proforma condensed combined consolidated financial information as of and for the six months ended June 30, 2006 and for the year ended December 31, 2005.